EASTERN EDISON COMPANY

        TO

        STATE STREET BANK AND TRUST COMPANY
        (formerly State Street Trust Company)

        BOSTON, MASSACHUSETTS,
             Trustee


       TWENTY-SEVENTH SUPPLEMENTAL INDENTURE

        Dated as of January 1, 1998



Supplementing the Indenture of First Mortgage
And Deed of Trust Dated As Of
September 1, 1948

        This is a Mortgage of Personal Property as well as a Mortgage upon Real Estate.





        THIS TWENTY-SEVENTH SUPPLEMENTAL INDENTURE, dated as of January 1, 1998, between Eastern Edison Company (formerly named Brockton Edison Company), as Debtor (its Federal tax number being 04-1123095), a corporation organized and existing under the laws of The Commonwealth of Massachusetts and having its principal place of business and mailing address at 750 West Center Street in the City of West Bridgewater in said Commonwealth (hereinafter sometimes called the "Company"), party of the first part, and State Street Bank and Trust Company (formerly State Street Trust Company and hereinafter sometimes called the "Trustee"), as Secured Party (its Federal tax number being 04-1867445), a corporation duly organized and existing under the laws of The Commonwealth of Massachusetts, having its principal office and mailing address at 225 Franklin Street, Boston, Massachusetts 02110, party of the second part.

        WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture of First Mortgage and Deed of Trust dated as of September 1, 1948 (hereinafter called the "Original Indenture") to secure, as provided therein, its bonds (in the Original Indenture and herein called the "Bonds"), not limited except as provided in Section 3.01 of the Original Indenture, to be known generally as its "First Mortgage and Collateral Trust Bonds", and to be issued in one or more series as provided in the Original Indenture; and

        WHEREAS, the Company has heretofore executed and delivered to the Trustee twenty-six indentures supplemental to the Original Indenture as follows: a First Supplemental Indenture dated as of February 1, 1953 (hereinafter sometimes called the "First Supplemental Indenture"), a Second Supplemental Indenture dated as of May 1, 1954 (hereinafter sometimes called the "Second Supplemental Indenture"), a Third Supplemental Indenture dated as of June 1, 1955 (hereinafter sometimes called the "Third Supplemental Indenture"), a Fourth Supplemental Indenture dated as of September 1, 1957 (hereinafter sometimes called the "Fourth Supplemental Indenture"), a Fifth Supplemental Indenture dated as of April 1, 1959 (hereinafter sometimes called the "Fifth Supplemental Indenture"), a Sixth Supplemental Indenture dated as of October 1, 1963 (hereinafter sometimes called the "Sixth Supplemental Indenture"), a Seventh Supplemental Indenture dated as of June 1, 1969 (hereinafter sometimes called the "Seventh Supplemental Indenture"), an Eighth Supplemental Indenture dated as of July 1, 1972 (hereinafter sometimes called the "Eighth Supplemental Indenture"), a Ninth Supplemental Indenture dated as of September 1, 1973 (hereinafter sometimes cal led the "Ninth Supplemental Indenture"), a Tenth Supplemental Indenture dated as of October 1, 1975 (hereinafter sometimes called the "Tenth Supplemental Indenture"), an Eleventh Supplemental Indenture dated as of January 1, 1979 (hereinafter sometimes called the "Eleventh Supplemental Indenture"), a Twelfth Supplemental Indenture dated as of October 1, 1980 (hereinafter sometimes called the "Twelfth Supplemental Indenture"), a Thirteenth Supplemental Indenture dated as of July 1, 1981 (hereinafter sometimes called the "Thirteenth Supplemental Indenture"), a Fourteenth Supplemental Indenture dated as of June 1, 1982 (hereinafter sometimes called the "Fourteenth Supplemental Indenture"), a Fifteenth Supplemental Indenture dated as of May 1, 1983 (hereinafter sometimes called the "Fifteenth Supplemental Indenture"), a Sixteenth Supplemental Indenture dated as of September 1, 1984 (hereinafter sometimes called the "Sixteenth Supplemental Indenture"), a Seventeenth Supplemental Indenture dated as of July 1, 1986 (hereinafter sometimes called the "Seventeenth Supplemental Indenture"), an Eighteenth Supplemental Indenture dated as of June 1, 1987 (hereinafter sometimes called the "Eighteenth Supplemental Indenture"), a Nineteenth Supple mental Indenture dated as of November 1, 1987 (hereinafter sometimes called the "Nineteenth Supplemental Indenture"), a Twentieth Supplemental Indenture dated as of May 1, 1988 (hereinafter sometimes called the "Twentieth Supplemental Indenture"), a Twenty-First Supplemental Indenture dated as of September 1, 1988 (hereinafter sometimes called the "Twenty-First Supplemental Indenture"), a Twenty-Second Supplemental Indenture dated as of December 1, 1990 (hereinafter sometimes called the "Twenty-Second Supplemental Indenture"), a Twenty-Third Supplemental Indenture dated as of July 1, 1992 (hereinafter sometimes called the "Twenty-Third Supplemental Indenture"), a Twenty-Fourth Supplemental Indenture dated as of May 1, 1993 (hereinafter some times called the Twenty-Fourth Supplemental Indenture) and a Twenty-Fifth Supplemental Indenture dated as of July 1, 1993 (hereinafter sometimes called the Twenty-Fifth Supplemental Indenture), a Twenty-Sixth Supplemental Indenture dated as of September 1, 1993 (hereinafter sometimes called the "Twenty-Sixth Supplemental Indenture") (the Original Indenture, as supplemented and modified by the First Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture and as supplemented by the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-First Supplemental Indenture, the Twenty-Second Supplemental Indenture, the Twenty-Third Supplemental Indenture, the Twenty-Fourth Supplemental Indenture, the Twenty-Fifth Supplemental Indenture, the Twenty-Sixth Supplemental Indenture and this Twenty-Seventh Supplemental Indenture, being herein sometimes called the "Indenture"); and

        WHEREAS, Article Eighteen of the Original Indenture provides, among other things, that the Company, when authorized by a resolution of the Board of Directors, and the Trustee, from time to time and at any time, subject to the restrictions in the Indenture contained, may, and when so required by the Indenture, shall, enter into indentures supplemental to the Original Indenture and which thereafter shall form a part thereof, for the purposes, among others, of mortgaging, pledging, conveying, transferring or assigning to the Trustee, and subjecting to the lien of the Indenture, additional properties acquired by the Company; and

        WHEREAS, the Board of Directors of the Company, by resolutions duly adopted authorized the execution of this Twenty-Seventh Supplemental Indenture for the purpose of substituting the Montaup Contract with the Settlement Agreement filed in FERC Docket No. ER97-3200-000 by and among Montaup Electric Company, the Company, Blackstone Valley Electric Company and Newport Electric Corporation, (the "Settlement Agreement"), pursuant to Section 9.13 of the Indenture.

        NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in order to secure the payment of the principal of and premium, if any, and interest on all Bonds at any time issued and outstanding under the Indenture, according to their tenor, purport and effect, to confirm the lien of the Indenture upon the mortgaged property mentioned therein including any and all property purchased, constructed or otherwise acquired by the Company since the date of execution of the Original Indenture and to secure the performance and observance of all the covenants and conditions in the Bonds and in the Indenture contained, and for and in consideration of the premises and of mutual covenants herein contained, and of the sum of $10 duly paid to the Company by the Trustee, at or before the ensealing and delivery hereof, and for other valuable consideration, the receipt whereof is hereby acknowledged, the Company has executed and delivered this Twenty-Seventh Supplemental Indenture, and by these presents, does grant, bargain, sell, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto State Street Bank and Trust Company, Trustee, its successors in trust and its and their successors and assigns, all the property, rights, privileges and franchises (other than excepted property) of the character described in the Granting Clauses of the Original Indenture now owned of record or otherwise by the Company, whether or not constructed or acquired since the date of execution of the Original Indenture or which may hereafter be constructed or acquired by it, including without limiting the generality of the foregoing the property described in Article One hereof, if any, but subject to all exceptions, reservations and matters of the character therein referred to, and expressly excepting and excluding from the lien and operation of the Indenture all properties of the character specifically excepted by Paragraphs B through H of Granting Clause VII of the Original Indenture and all property released or otherwise disposed of pursuant to the provisions of the Indenture.

        If, upon the happening of any default as defined in Article Twelve of the Original Indenture, the Trustee or a receiver or trustee shall enter upon and take possession of the trust estate, the Trustee or such receiver or trustee may, to the extent permitted by law, at the same time likewise take possession of any and all of the property of the character specifically excepted under the heading "Excepted Property" of Granting Clause VII of the Original Indenture, other than Paragraph F thereof, then on hand and use and administer the same to the same extent as if such property were part of the trust estate, unless and until such default shall be remedied or waived and possession of the trust estate restored to the Company.

        TO HAVE AND TO HOLD all of the property, real, personal and mixed, and all and singular the lands, properties, estates, rights, franchises, privileges and appurtenances hereby granted, bargained, sold, aliened, remised, released, conveyed, as signed, transferred, mortgaged, pledged, set over or confirmed, or intended so to be, unto the Trustee and its successors in trust and to its and their successors and assigns, forever.

        BUT IN TRUST, NEVERTHELESS, for the equal and proportionate use, benefit, security and protection of those who from time to time shall hold the Bonds and coupons, or any of them, authenticated and delivered under the Original Indenture, as heretofore and hereby supplemented and modified, and duly issued by the Company, without any discrimination, preference or priority of any one Bond or coupon over any other by reason of priority in the time of issue, sale or negotiation thereof or otherwise, except as provided in Section
12.28 of the Original Indenture, so that, subject to said Section 12.28, each and all of said Bonds and coupons shall have the same right, lien and privilege under the Original Indenture, as heretofore and hereby supplemented and modified, and shall be equally and proportionately secured thereby and hereby (except as any sinking, replacement or other analogous fund established in accordance with the provisions of the Indenture may afford additional security f or the Bonds of any specific series), with the same effect as if all of the Bonds and coupons had been issued, sold and negotiated simultaneously on the date of the delivery of the Original Indenture.

        THE COMPANY HEREBY DECLARES that it holds and will hold and apply all property and rights of the character described in Paragraph F of Granting Clause VII of the Original Indenture as specifically reserved and excepted, upon the trusts set forth in the Original Indenture, as heretofore and hereby supplemented and modified, and as the Trustee (or any purchaser upon any sale of the mortgaged property) shall for such purpose direct from time to time, to the fullest extent permitted by law o r in equity and by any instruments creating the same, as fully as if the same could be and had been hereby granted, conveyed, mortgaged, pledged, transferred and assigned to and vested in the Trustee.

        It is hereby covenanted, declared and agreed by and between the parties hereto that all Bonds and coupons, if any, are to be authenticated, delivered and issued and that all property subject to or to become subject to the Indenture is to be held, subject to the further covenants, conditions, uses and trusts set forth in the Indenture, and the Company for itself and its successors or assigns does hereby covenant and agree to and with the Trustee and its successor or successors in such trust, for the benefit of those who shall hold Bonds, or coupons, or any of them as follows:


ARTICLE ONE

Amendment of the Original Indenture

        Section 1.01. Granting Clause I of the Original Indenture is hereby modified by deleting the word "Contract" in the fourth line of said Clause and substituting the words "Settlement Agreements."

        Section 1.02. Article Twenty (C) is hereby modified by replacing it in its entirety with the following:

C.      Schedule of Montaup Securities and Settlement Agreements.

                1. All of the bonds, notes and other evidences of indebtedness, whether secured or unsecured, and all preferred, common, or capital stock or other certificates of interest, of Montaup Electric Company, a corporation organized and existing under the laws of the Commonwealth of Massachusetts now owned or hereafter acquired by the Company and pledged hereunder, including specifically, without limiting the generality of the foregoing,

(a) 586,000 shares Montaup Electric Company Common Stock ($100 par value);
(b) 15,000 shares Montaup Electric Company Preferred Stock ($100 par value);
(c) $8,500,000 Montaup Electric Company 8% Debenture Bonds due May 1, 2000;
(d) $12,800,000 Montaup Electric Company 8 1/4% Debenture Bonds due October 1, 2003;
(e) $26,000,000 Montaup Electric Company 14% Debenture Bonds due October 1,
    2005;
(f) $40,000,000 Montaup Electric Company 10 1/8% Debentures due August 1, 2008;
(g) $9,275,000 Montaup Electric Company 10% Debenture Bonds due December 1,
    2008;
(h) $19,000,000 Montaup Electric Company 16 1/2% Debenture Bonds due October 1, 2010;
(i) $30,000,000 Montaup Electric Company 12 3/8% Debenture Bonds due May 1,
    2013;
(j) $25,000,000 Montaup Electric Company 9 3/8% Debenture Bonds due December 1, 2020; and
(k) $5,000,000 Montaup Electric Company 9% Debenture Bonds due December 1,
    2020.

which constitute all the securities of Montaup Electric Company now owned by the Company.

        2. All the rights, interest, claim and benefits of the Company, subject to its liabilities and obligations thereunder, in and under those certain Settlement Agreements filed with the Federal Energy Regulatory Commission (a) by and among Montaup Electric Company, the Company, and the Division of Energy Resources of the Office of the Attorney General of Massachusetts, and (b) by and among Montaup Electric Company, the Rhode Island Division of Public Utilities and Carriers, Blackstone Valley Electric Company and Newport Electric Corporation, and as the same may be further changed, amended or modified from time to time, and any agreements substituted therefor, as provided in Section 9.13 of this Indenture (herein as amended and any agreements substituted therefor sometimes called the "Settlement Agreements"), which agreements provide, among other things, for the termination of the Montaup Contract and the right of Montaup to recover stranded costs from the Company, Blackstone Valley Electric Company and Newport Electric Corporation. Notwithstanding anything contained in this Indenture, no authority is hereby, or by the pleading hereunder of the Montaup Securities or the Settlement Agreements, conferred upon or shall be exercised by the Trustee in contravention of the provisions of the Settlement Agreements.


        ARTICLE TWO

        Miscellaneous

        SECTION 2.01. This Twenty-Seventh Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, as supplemented and modified, and shall form a part thereof, and the Original Indenture, as heretofore supplemented and modified (to the extent and when and as the same shall become and be effective as provided in the respective modifying supplemental indentures) and as hereby supplemented is hereby confirmed. All terms used in this Twenty-Seventh Supplemental Indenture shall be taken to have the same meaning as in the Original Indenture, as supplemented and modified, except in cases where the context clearly indicates otherwise.

        SECTION 2.02. All recitals in this Twenty-Seventh Supplemental Indenture are made by the Company only and not by the Trustee; and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

        SECTION 2.03. The Company covenants that it is lawfully seized and possessed at the date of execution of this Twenty-Seventh Supplemental Indenture of all the trust estate described in this Twenty-Seventh Supplemental Indenture, except as specifically otherwise stated in this Twenty-Seventh Supplemental Indenture, and that all the trust estate so described is free and clear of any lien other than the lien of the Indenture and permitted encumbrances; that the Company will warrant and for ever defend all the trust estate so described to the Trustee against the claims of all persons whomsoever except as in the Indenture specifically otherwise stated; that it will maintain and preserve the lien of the Indenture so long as any of the Bonds issued under the Indenture are outstanding; and that it has good right and lawful authority to subject all the trust estate so described to the lien of the Indenture as provided in and by the Original Indenture, as heretofore supplemented and modified and as supplemented by this Twenty-Seventh Supplemental Indenture.

        SECTION 2.04. This Twenty-Seventh Supplemental Indenture may be executed in several counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

        SECTION 2.05. Although this Twenty-Seventh Supplemental Indenture is dated for convenience and for the purpose of reference as of January 1, 1998, the actual date or dates of execution by the Company and by the Trustee are as indicated by t heir respective acknowledgments hereto annexed.





[Remainder of Page Intentionally Left Blank]




        IN WITNESS WHEREOF, Eastern Edison Company has caused this Twenty-Seventh Supplemental Indenture to be signed in its corporate name and behalf by its President, either of its Vice Chairmen or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Clerk or one of its Assistant Clerks, and State Street Bank and Trust Company in token of its acceptance of the trust hereby created has caused this Twenty-Seventh Supplemental Indenture to be signed in its corporate name and behalf by one of its Assistant Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries, all as of the day and year first above written.

                                    EASTERN EDISON COMPANY


                                    By:/s/John R. Stevens
                                          John R. Stevens
                                          Vice Chairman
Attest:


/s/ Clifford J. Hebert, Jr.
Clerk   (CORPORATE SEAL)



                                    STATE STREET BANK AND TRUST
                                    COMPANY


                                    By:/s/Daniel Golden
                                        Daniel Golden
                                        Assistant Vice President

Attest:


/s/ Scott A. Knox
Assistant Secretary
(CORPORATE SEAL)


COMMONWEALTH OF MASSACHUSETTS           )
COUNTY OF SUFFOLK                       )       ss.:

        At Boston on this 6th day of January, 1998, before me appeared John R. Stevens and Clifford J. Hebert, Jr., to me personally known, who, being by me duly sworn, did say that they are a Vice Chairman and a Clerk, respectively, of Eastern Edison Company, and that the seal affixed to the foregoing instrument is the corporate seal of said Corporation, and that the said instrument was signed and sealed by them on behalf of said Corporation by authority of its Board of Directors, and each of s aid officers acknowledged said instrument to be the free act and deed of said Corporation.

                                    /s/Philip Good
                                    Notary Public

                                    My Commission Expires  9/18/2003

                                    (Notarial Seal)



COMMONWEALTH OF MASSACHUSETTS   )
COUNTY OF SUFFOLK               )       ss.:

        At Boston on this 6th day of January, 1998, before me Daniel Golden and Scott A. Knox, to me personally known, who being by me duly sworn, did say that they are an Assistant Vice President and an Assit. Secretary, respectively, of State Street Bank and Trust Company, and that the seal affixed to the foregoing instrument is the corporate seal of said Trust Company, and that the said instrument was signed and sealed by them on behalf of said Trust Company by authority of its Board of Directors and each of said officers acknowledged said instrument to be the free act and deed of said Trust Company.


                                           /s/Philip Good
                                           Notary Public

                                           My Commission Expires 9/18/2003

                                           (Notarial Seal)